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                                                                 EXHIBIT 10.13.1

                                FIRST AMENDMENT
                                      OF
                         STOCK SUBSCRIPTION AGREEMENT
                         ----------------------------

     THIS FIRST AMENDMENT OF STOCK SUBSCRIPTION AGREEMENT (this "Amendment") is entered into effective as of March 26, 1999, by and between ClearCommerce Corporation (f/k/a Outreach Communications Corporation), a Delaware corporation (the "Corporation"), and Robert Lynch ("Lynch").

                                   RECITALS
                                   --------

     WHEREAS, the Corporation and Lynch entered into that certain Stock Subscription Agreement, dated September 15, 1997 (the "Stock Subscription Agreement"), providing for, among other things, certain vesting provisions with respect to the Corporation's Common Stock owned by Lynch; and

     WHEREAS, the parties to the Stock Subscription Agreement desire to amend certain provisions of the Stock Subscription Agreement to provide for accelerated vesting and to amend the definition of "Change in Control" as set forth herein.

                                   AMENDMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Stock Subscription Agreement as follows:

     1. Terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Stock Subscription Agreement.

     2.   Exhibit I to the Repurchase Agreement is hereby amended to add the
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following sentence at the end of the "Vesting Schedule":
                                      ----------------

          "Notwithstanding the foregoing, if a Change in Control occurs, then effective immediately prior to the closing of the Change in Control, the vesting of Subscriber's Unvested Shares shall be deemed accelerated by twelve (12) months."

     3.   A new clause (c) is hereby added to the definition of "Change in
                                                                 ---------
Control" in the Appendix to the Stock Subscription Agreement to provide as
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follows:

               "(c) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's

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          outstanding securities are transferred to a person or persons different from the persons holding these securities immediately prior to such transaction."

     4. Except as herein modified and amended, all terms and conditions of the Stock Subscription Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first written above.

                                 CORPORATION:
                                 -----------

                                 CLEARCOMMERCE CORPORATION,
                                 a Delaware corporation

                                 By:  /s/ Michael S. Grajeda
                                      ------------------------------------------
                                      Michael S. Grajeda, Chief Financial
                                      Officer

                                 LYNCH:
                                 -----

                                 By:  /s/ Robert Lynch
                                      ------------------------------------------
                                      Robert Lynch

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